Exhibit 99.2

Fluidigm Highlights the Strategic Capital Infusion by Casdin Capital and Viking Global as the

Only Actionable Financing Solution

Company Urges ALL Stockholders to Vote “FOR” the Proposals at the Special Meeting

Parties to Terminate the Purchase Agreements if Stockholder Approval is Not Received on April 1

SOUTH SAN FRANCISCO, Calif., Mar. 28, 2022 — Fluidigm Corporation (NASDAQ:FLDM) today announced that it has entered into an agreement with Casdin Capital, LLC (“Casdin”) and Viking Global Investors LP (“Viking”) modifying the provision of the proposed strategic capital infusion transaction that permitted Fluidigm to adjourn the Special Meeting of Stockholders (“Special Meeting”) to April 1, 2022, instead of the allowed aggregate of 20 business days. Importantly, the parties will terminate the purchase agreements if Fluidigm stockholders do not approve the matters presented at the Special Meeting.

Fluidigm’s Board of Directors approved these modifications for a number of reasons, including the following:

•

Only Financing Solution Available; Non-Negotiable. The only actionable financing solution available to Fluidigm is the one presented by Casdin and Viking, who have made it clear through repeated communications that they will not modify the terms and conditions of their proposed investment.

•	Urgent Need for Capital. Fluidigm has an urgent need to resolve its capital and liquidity issues as evidenced by the going concern uncertainty included in Fluidigm’s 2021 financial statements.

•

Adverse Effect on All Stakeholders. The adverse impact of continued financial uncertainty on our relationships with customers and suppliers, as well as material retention risks for employees, will significantly negatively affect Fluidigm’s operating results, enterprise value and investor confidence in Fluidigm.

The Board believes that the proposed financing transaction is the only currently actionable alternative available to stockholders and is in the best interests of Fluidigm, its stockholders, and other stakeholders, including its employees, customers, and other partners. While the market is clearly supportive of the strategic capital infusion – as evidenced by the stock price outperformance of Fluidigm stock (+32%) versus overall peers (-19%)1 – a very small number of shares are still needed to approve the transaction.

The Board reminds all stockholders that even if an alternative solution were available, Fluidigm is unable to engage with any third party as long as its agreements with Casdin and Viking remain in force.

The Board unanimously recommends that stockholders vote “FOR” all Proposals at the Special Meeting. Your vote is very important regardless of the number of shares of Common Stock that you own.

[1]

Since market close on January 21, 2022, the last trading day prior to Fluidigm’s announcement of the Casdin/Viking transaction on January 24, 2022, through March 24, 2022, the date of the Special Meeting adjournment. Peer stock price performance represents the median change in stock price of 10x Genomics, Accelerate Diagnostics, Adaptive Biotechnologies, Berkeley Lights, Personalis, NanoString Technologies, Quanterix and Twist Bioscience over the period; source: Capital IQ.

Fluidigm will continue to solicit proxies from its stockholders with respect to the Special Meeting. Stockholders as of the record date of February 18, 2022, who have not yet voted are encouraged to submit their proxies as soon as possible. Valid proxies submitted by stockholders prior to the adjourned Special Meeting will continue to be valid for purposes of the reconvened Special Meeting.

Fluidigm stockholders who need assistance in completing the proxy card, need additional copies of the proxy materials, or have questions regarding the Special Meeting may contact Fluidigm’s proxy solicitor:

Alliance Advisors

200 Broadacres Drive

Bloomfield, NJ 07003

(833) 782-7142

FLDM@allianceadvisors.com

Advisors

Jefferies LLC is serving as financial advisor to Fluidigm and Wilson Sonsini Goodrich & Rosati, Professional Corporation is serving as legal advisor.

Centerview Partners LLC is serving as financial advisor to Casdin and Viking. Legal advisors are Paul, Weiss, Rifkind, Wharton & Garrison LLP serving Casdin and Kirkland & Ellis LLP serving Viking.

About Fluidigm

Fluidigm (Nasdaq:FLDM) focuses on the most pressing needs in translational and clinical research, including cancer, immunology, and immunotherapy. Using proprietary CyTOF® and microfluidics technologies, we develop, manufacture, and market multi-omic solutions to drive meaningful insights in health and disease, identify biomarkers to inform decisions, and accelerate the development of more effective therapies. Our customers are leading academic, government, pharmaceutical, biotechnology, plant and animal research, and clinical laboratories worldwide. Together with them, we strive to increase the quality of life for all. For more information, visit fluidigm.com.

Fluidigm, the Fluidigm logo and CyTOF are trademarks and/or registered trademarks of Fluidigm Corporation or its affiliates in the United States and/or other countries. All other trademarks are the sole property of their respective owners. Fluidigm products are provided for Research Use Only. Not for use in diagnostic procedures.

Available Information

Fluidigm uses its website (fluidigm.com), investor site (investors.fluidigm.com), corporate Twitter account (@fluidigm), Facebook page (facebook.com/Fluidigm), and LinkedIn page (linkedin.com/company/fluidigm-corporation) as channels of distribution of information about its products, its planned financial and other announcements, its attendance at upcoming investor and industry conferences, and other matters. Such information may be deemed material information, and Fluidigm may use these channels to comply with its disclosure obligations under Regulation FD. Therefore, investors should monitor Fluidigm’s website and our social media accounts in addition to following its press releases, SEC filings, public conference calls, and webcasts.

About Casdin Capital

Casdin Capital, LLC is a New York-based research investment firm focused on the innovations currently reshaping life sciences and healthcare. Founded in 2011, and with an eye to long-term returns and disruptive technologies, Casdin Capital is a trusted investor-partner in both private and public companies, collaborating with industry leaders to fuel their visions, adding energy, insight, and experience to the firm’s over $3 billion under management. For more information, please visit casdincapital.com.

About Viking Global Investors

Founded in 1999, Viking is a global investment management firm that manages approximately $48 billion of capital for its investors. It has offices in Greenwich, New York, Hong Kong, London, and San Francisco and is registered as an investment adviser with the U.S. Securities and Exchange Commission. For more information, please visit www.vikingglobal.com.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements regarding: Fluidigm’s expectation regarding the transaction described in this communication (“the Transaction”); expectations regarding the need for additional capital; expectations regarding the impact on customers, suppliers and employees as well as Fluidigm’s operating results; and other expectations regarding the Transaction. Forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from currently anticipated results, including but not limited to risks relating to: the potential adverse effects of the coronavirus pandemic on our business and operating results; any failure to obtain required stockholder approval of the Transaction; the possibility that the conditions to the closing of the Transaction are not satisfied; potential litigation relating to the Transaction; uncertainties as to the timing of the consummation of the Transaction; the ability of each party to consummate the Transaction; possible disruption related to the Transaction to Fluidigm’s current plans and operations, including through the loss of customers, suppliers and employees; changes in Fluidigm’s business or external market conditions; uncertainties in contractual relationships; customers and prospective customers continuing to curtail or suspend activities utilizing our products; our ability and/or the ability of the research institutions utilizing our products and technology to obtain and maintain Emergency Use Authorization from the FDA and any other requisite authorizations or approvals to use our products and technology for diagnostic testing purposes; challenges inherent in developing, manufacturing, launching, marketing, and selling new products; interruptions or delays in the supply of components or materials for, or manufacturing of, Fluidigm products; reliance on sales of capital equipment for a significant proportion of revenues in each quarter; seasonal variations in customer operations; unanticipated increases in costs or expenses; uncertainties in contractual relationships; reductions in research and development spending or changes in budget priorities by customers; Fluidigm’s research and development and distribution plans and capabilities; interruptions or delays in the supply of components or materials for, or manufacturing of, Fluidigm products; potential product performance and quality issues; risks associated with international operations; intellectual property risks; and competition. Information on these and additional risks and uncertainties and other information affecting Fluidigm’s business and operating results is contained in its Annual Report on Form 10-K for the year ended December 31, 2021, and in its other filings with the Securities and Exchange Commission (the “SEC”). These forward-looking statements speak only as of the date of this communication. Fluidigm disclaims any obligation to update these forward-looking statements except as may be required by law.

Contacts:

Media:

Mark Spearman

VP, Corporate Communications

Fluidigm Corporation

650 243 6621

mark.spearman@fluidigm.com

Investors:

Peter DeNardo

415 389 6400

ir@fluidigm.com